SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                FORM 8-K/A
                             (AMENDMENT NO. 1)

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  August 22, 1995

                      INVG Mortgage Securities Corp.
           -----------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)

     Maryland                     0-14447                    13-3397560
- -----------------              -------------            ------------------
(State or other                (Commission                (IRS Employer
 jurisdiction of                File Number)            Identification No.)
  incorporation)

Meadow Wood Crown Plaza,
1575 Delucchi Lane, Suite 115-20
Reno, Nevada                                          89502
- ----------------------------------------          ------------
(Address of Principal Executive Offices)           (Zip Code)


     Registrant's telephone number, including area code (702) 828-5405

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Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (16) Letter from Deloitte & Touche L.L.P. regarding change in certifying accountant.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INVG Mortgage Securities Corp.
Date:  August 29, 1995              By:  /s/ John E. Castello
      -----------------                 -----------------------------------
                                             John E. Castello
                                             Assistant Secretary